BATTERY PARK HIGH YIELD FUND(SM)

                       SUPPLEMENT DATED AUGUST 30, 1999 TO
                       PROSPECTUS DATED NOVEMBER 30, 1998



Effective August 30, 1999, Firstar Mutual Fund Services, LLC ("Firstar") will serve as the custodian for the Battery Park High Yield Fund (the "Fund") and perform certain administrative and transfer agency services for the Fund, described in the Prospectus under "Management of the Fund." The maximum administrative fee charged by Firstar for providing the administrative services described therein does not exceed the fee previously paid by the Fund.

Shareholders may contact the Transfer Agent as follows:

                           Firstar Mutual Fund Services, LLC
                           615 East Michigan Street
                           Milwaukee, WI  53202

Investors requesting the Fund's Statement of Additional Information and shareholders requesting information regarding the shareholder services described in the Prospectus under "Shareholder Services" may call the Transfer Agent at 1-888-254-2874 or write the Transfer Agent at the address listed above. Shareholders also may send written requests for shareholder reports to the following address:

                           Battery Park High Yield Fund
                           c/o Firstar Mutual Fund Services
                           P.O. Box 701
                           Milwaukee, WI  53202

As indicated under "Shareholder Services--Exchange Privilege," shareholders of each class of shares of the Fund have an exchange privilege with a money market mutual fund. Effective August 30, 1999, this money market fund will be Firstar Money Market Fund, which is advised by FIRMCO, a subsidiary of Firstar Corporation. Information concerning the exchange privilege is available from the Transfer Agent.